STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-1

Distribution Number	20
Beginning Date of Accrual Period	20-Dec-02
End Date of Accrual Period	20-Jan-03
Distribution Date	21-Jan-03
Previous Distribution Date	20-Dec-02

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements	21,211,262.61
Principal Collections	17,404,759.60
Collections of Interest (net of servicing fee)	3,622,091.38
Servicing Fee	184,411.63
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	21,211,262.61
Interest Paid to Certificates	481,591.58
Principal Paid to Certificates	17,790,946.61
Equity Certificate	2,754,312.79
Servicing Fee	184,411.63

Balance Reconciliation

Begin Principal Balance	442,587,922.74
Principal Collections (including repurchases)	17,404,759.60
Charge off Amount	386,187.01
End Principal Balance	424,796,976.13

Collateral Performance
Cash Yield (% of beginning balance)	10.32%
Charge off Amount (% of beginning balance)	1.05%
Net Yield	9.27%

Delinquent Loans
30-59 days principal balance of loan	13,469,958.11
30-59 days number of loans	161
60-89 days principal balance of loan	3,226,494.12
60-89 days number of loans	46
90+ days principal balance of loan	15,192,661.83
90+ days number of loans	182

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	5,406
Number of HEL outstanding (EOP)	5,218
Book value of real estate acquired through foreclosure/grant of deed	4,086,785.71
Number of Loans that went into REO	9
Principal Balance of Loans that went into REO	1,011,122.93

Overcollateralization
Begin OC Amount	132,046,329.73
OC Release Amount	0.00
Extra Principal Distribution Amount	-
End OC Amount	132,046,329.73

Target OC Amount	131,400,401.25
Interim OC Amount	132,046,329.73
Interim OC Deficiency	-

Monthly Excess Cashflow	2,754,312.79

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance	40.85%

Interest Calculations
1 month LIBOR	1.42000%
Class A Formula Rate (1 mo Libor plus 29bps)	1.71000%
Class A Pass-Through Rate	1.71000%
Class M Formula Rate (1 mo Libor plus 55bps)	1.97000%
Class M Pass-Through Rate	1.97000%
Available Funds Cap	10.64410%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	25.480808
2. Principal Distribution per $1,000	24.822223
3. Interest Distribution per $1,000	0.658584

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.71000%
2. Days in Accrual Period	32

3. Class A Interest Due	409,092.87
4. Class A Interest Paid	409,092.87

5. Class A Interest Carry Forward Amount Paid	0.00
6. Class A Supplemental Interest Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	269,140,047.26
2. Class A Principal Due	15,418,820.40
3. Class A Principal Paid	15,418,820.40
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A Unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	253,721,226.86

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP	0.4084570
8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.5972764

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	25.582094
2. Principal Distribution per $1,000	24.823422
3. Interest Distribution per $1,000	0.758672

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	1.97000%
2. Days in Accrual Period	32

3. Class M Interest Due	72,498.71
4. Class M Interest Paid	72,498.71

5. Class M Interest Carry Forward Amount Paid	0.00
6. Class M Supplemental Interest Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	41,401,545.75
2. Class M Principal Due	2,372,126.21
3. Class M Principal Paid	2,372,126.21
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	39,029,419.54

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP	0.4084284
8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.0918778